UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2004

JEWETT-CAMERON TRADING COMPANY, LTD.

(Exact name of registrant as specified in its charter)

British Columbia	0-19954	None

(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32275 N.W. Hillcrest, North Plains, Oregon 97133

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (503) 647-0110

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

     Departure of Director; Appointment of new Director

On September 29, 2004, the Company announced that it had appointed Ted Sharp, C.P.A., to its Board of Directors. Mr. Sharp is a graduate of the University of Oregon with a Bachelor of Science Degree in Economics. He also attended Portland State University where he did post graduate studies in accounting and finance prior to receiving his designation as a “Certified Public Accountant”.

Mr. Sharp takes the place of Stephanie Rink, who resigned from the Board of Directors to pursue other business interests. At the time of her resignation, she was a member of the Company’s Audit Committee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Jewett-Cameron Trading Company Ltd.

Dated: September 29, 2004	By: /s/ Donald M. Boone
Donald M. Boone, President and Director